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                                                                Exhibit 99.B7(f)


                                                         AS OF: 22 February 2005


                         EXHIBIT A TO CUSTODIAN CONTRACT

             NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
I.   MFS FAMILY OF FUNDS
     MFS SERIES TRUST I:
     CASH RESERVE FUND (MCF)                                  /X/
     CORE EQUITY FUND (RGI)                                   /X/
     CORE GROWTH FUND (CGF)                                   /X/
     MANAGED SECTORS FUND (MMS)                                                    /X/
     NEW DISCOVERY FUND (NDF)                                 /X/
     RESEARCH INTERNATIONAL FUND (RIF)                        /X/
     STRATEGIC GROWTH FUND (AGF)                              /X/
     TECHNOLOGY FUND (SCT)                                    /X/
     VALUE FUND (EIF)                                         /X/

     MFS SERIES TRUST II:
     EMERGING GROWTH FUND (MEG)                                                    /X/
     LARGE CAP GROWTH FUND (MCG)                                                   /X/

     MFS SERIES TRUST III:
     HIGH INCOME FUND (MFH)                                                        /X/
     HIGH YIELD OPPORTUNITIES FUND (HYO)                      /X/
     MUNICIPAL HIGH INCOME FUND (MMH)                         N/A                  N/A

     MFS SERIES TRUST IV:
     GOV'T. MONEY MKT. FUND (MMG)                             /X/
     MID CAP GROWTH FUND (OTC)                                                     /X/
     MONEY MARKET FUND (MMM)                                  /X/
     MUNICIPAL BOND FUND (MMB)                                N/A                  N/A

     MFS SERIES TRUST V:
     INTERNATIONAL NEW DISCOVERY FUND (MIO)                   /X/
     RESEARCH FUND (MFR)                                                           /X/
     TOTAL RETURN FUND (MTR)                                                       /X/

     MFS SERIES TRUST VI:
     GLOBAL EQUITY FUND (MWE)                                                      /X/
     GLOBAL TOTAL RETURN FUND (MWT)                                                /X/
     UTILITIES FUND (MMU)                                                          /X/

     MFS SERIES TRUST VII:
     CAPITAL OPPORTUNITIES FUND (MVF)                                              /X/

     MFS SERIES TRUST VIII:
     STRATEGIC INCOME FUND (MSI)                                                   /X/
     GLOBAL GROWTH FUND (WGF)                                 /X/
     MFS TAX MANAGED EQUITY FUND (TME)                        /X/

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
             NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
     MFS SERIES TRUST IX:
     BOND FUND (MFB)                                                               /X/
     EMERGING OPPORTUNITIES FUND (MCV)                        /X/
     INFLATION-ADJUSTED BOND FUND (IAB)                       /X/
     INTERMEDIATE INV. GRADE BOND FUND (IBF)                  /X/
     LIMITED MATURITY FUND (MLM)                                                   /X/
     MUNICIPAL LTD. MATURITY FUND (MML)                       N/A                  N/A
     RESEARCH BOND FUND (RBF)                                 /X/
     RESEARCH BOND FUND J (RBJ)                               /X/

     MFS SERIES TRUST X:
     AGGRESSIVE GROWTH ALLOCATION FUND (AGG)                  /X/
     CONSERVATIVE ALLOCATION FUND (CON)                       /X/
     EMERGING MARKETS. DEBT FUND (EMD)                        /X/
     EMERGING MARKETS EQUITY FUND (FEM)                       /X/
     FLOATING RATE HIGH INCOME FUND (FRH)                     /X/
     GEMINI U.K. FUND (GKF)                                   /X/
     GLOBAL VALUE FUND (GOF)                                                       /X/
     GOVERNMENT MORTGAGE FUND (MGM)                           N/A                  N/A
     GROWTH ALLOCATION FUND (GRO)                             /X/
     INTERNATIONAL DIVERSIFICATION FUND (MDI)                 /X/
     INTERNATIONAL. GROWTH FUND (FGF)                         /X/
     INTERNATIONAL VALUE FUND (FGI)                           /X/
     MODERATE ALLOCATION FUND (MOD)                           /X/
     NEW ENDEAVOR FUND (NEF)                                  /X/
     STRATEGIC VALUE FUND (SVF)                               /X/

     MFS SERIES TRUST XI:
     MID CAP VALUE FUND (MDF)                                 /X/
     UNION STANDARD EQUITY FUND (UNE)                         /X/

     MFS MUNICIPAL SERIES TRUST:
     AL MUNICIPAL BOND FUND (MAL)                             N/A                  N/A
     AR MUNICIPAL BOND FUND (MAR)                             N/A                  N/A
     CA MUNICIPAL BOND FUND (MCA)                             N/A                  N/A
     FL MUNICIPAL BOND FUND (MFL)                             N/A                  N/A
     GA MUNICIPAL BOND FUND (MGA)                             N/A                  N/A
     MD MUNICIPAL BOND FUND (MMD)                             N/A                  N/A
     MA MUNICIPAL BOND FUND (MMA)                             N/A                  N/A
     MS MUNICIPAL BOND FUND (MMP)                             N/A                  N/A
     NY MUNICIPAL BOND FUND (MNY)                             N/A                  N/A
     NC MUNICIPAL BOND FUND (MNC)                             N/A                  N/A
     PA MUNICIPAL BOND FUND (MPA)                             N/A                  N/A
     SC MUNICIPAL BOND FUND (MSC)                             N/A                  N/A
     TN MUNICIPAL BOND FUND (MTN)                             N/A                  N/A
     VA MUNICIPAL BOND FUND (MVA)                             N/A                  N/A
     WV MUNICIPAL BOND FUND (MWV)                             N/A                  N/A
     MUNICIPAL INCOME FUND (MMI)                              N/A                  N/A

     STAND-ALONE FUNDS:
     GOVERNMENT LIMITED MATURITY FUND (MGL)                   N/A                  N/A
     GOVERNMENT SECURITIES FUND (MGS)                         N/A                  N/A
     GROWTH OPPORTUNITIES FUND (MGO)                                               /X/

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
             NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
     MA INVESTORS GROWTH STOCK FUND (MIG)                                          /X/
     MA INVESTORS TRUST (MIT)                                 /X/

II.  MFS CLOSED-END FUNDS
     CHARTER INCOME TRUST (MCR)                               /X/
     GOVERNMENT. MARKETS. INCOME TRUST (MGF)                                       /X/
     INTERMEDIATE INCOME TRUST (MIN)                          /X/
     MULTIMARKET INCOME TRUST (MMT)                                                /X/
     MUNICIPAL INCOME TRUST (MFM)                             N/A                  N/A
     SPECIAL VALUE TRUST (MFV)                                                     /X/

III. MFS INSTITUTIONAL FUNDS
     MFS INSTITUTIONAL TRUST (MFSIT):
     INST. INTERNATIONAL EQUITY FUND (IIE)                    /X/
     INST. LARGE CAP GROWTH. FUND (ILC)                       /X/
     INST. LARGE CAP VALUE FUND (ILV)                         /X/
     INST. INT'L RESEARCH EQUITY FUND (IRE)                   /X/

     MFS VARIABLE INSURANCE TRUST (MVI):
     BOND SERIES (VFB)                                                             /X/
     CAPITAL OPPORTUNITIES SERIES (VVS)                                            /X/
     EMERGING GROWTH SERIES (VEG)                                                  /X/

     GLOBAL EQUITY SERIES (VGE)                               /X/
     HIGH INCOME SERIES (VHI)                                                      /X/
     INVESTORS GROWTH STOCK SERIES (VGS)                      /X/
     INVESTORS TRUST SERIES (VGI)                                                  /X/
     MID CAP GROWTH SERIES (VMG)                              /X/
     MONEY MARKET SERIES (VMM)                                /X/
     NEW DISCOVERY SERIES (VND)                               /X/
     RESEARCH SERIES (VFR)                                                         /X/
     RESEARCH INTERNATIONAL SERIES (VFR)                      /X/

     GLOBAL GOVERNMENTS SERIES (VWG) (NKA MFS                                      /X/
STRATEGIC INCOME SERIES
     TOTAL RETURN SERIES (VTR)                                                     /X/
     UTILITIES SERIES (VUF)                                                        /X/




     Value SERIES (VLU)                                                            /X/

IV.  MFS/SUN LIFE SERIES TRUST
     BOND SERIES (BDS)                                        /X/
     CAPITAL APPRECIATION SERIES (CAS)                                             /X/
     CAPITAL OPPORTUNITY SERIES (VAL)                         /X/
     EMERGING GROWTH SERIES (EGS)                                                  /X/
     EMERGING MARKETS EQUITY SERIES (FCE)                     /X/

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
             NAME OF TRUST/PORTFOLIO                STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
     GLOBAL ASSET ALLOCATION SERIES (AAS)                                          /X/
     GLOBAL GOVERNMENTS SERIES (WGS)                                               /X/
     GLOBAL GROWTH SERIES (WGO)                               /X/
     GLOBAL TELECOMMUNICATIONS SERIES (GLS)                                        /X/
     GLOBAL TOTAL RETURN SERIES (WTS)                                              /X/
     GOVERNMENT. SECURITIES SERIES (GSS)                      N/A                  N/A
     HIGH YIELD SERIES (HYS)                                                       /X/
     INTERNATIONAL. GROWTH SERIES (FCI)                       /X/
     INTERNATIONAL VALUE SERIES (FCG)                         /X/
     MANAGED SECTORS SERIES (MSS)                                                  /X/
     MASS. INV. GROWTH STOCK SERIES (MIS)                     /X/
     MASS. INVESTORS TRUST SERIES (CGS)                                            /X/
     MID CAP GROWTH SERIES (MCS)                                                   /X/
     MID CAP VALUE SERIES (MVS)                               /X/
     MONEY MARKET SERIES (MKS)                                /X/
     NEW DISCOVERY SERIES (NWD)                               /X/
     RES. GR. AND INC. SERIES (RGS)                           /X/
     RESEARCH INTERNATIONAL SERIES (RSS)                      /X/
     RESEARCH SERIES (RES)                                                         /X/
     STRATEGIC GROWTH SERIES (SGS)                            /X/
     STRATEGIC INCOME SERIES (SIS)                            /X/
     Strategic Value Series (SVS)                             /X/
     TECHNOLOGY SERIES (TKS)                                  /X/
     TOTAL RETURN SERIES (TRS)                                                     /X/
     UTILITIES SERIES (UTS)                                                        /X/
     VALUE SERIES (EIS)                                       /X/

V.   COMPASS PRODUCTS
     CAP. APPRECIATION VAR. ACCT. (CAVA)                                           /X/
     GOV'T. SECURITIES VAR. ACCT. (GSVA)                      N/A                  N/A
     GLOBAL GOV'TS. VAR. ACCT. (WGVA)                                              /X/
     HIGH YIELD VARIABLE ACCT. (HYVA)                                              /X/
     MANAGED SECTORS VAR. ACCT. (MSVA)                                             /X/
     MONEY MKT. VARIABLE ACCT.(MMVA)                          /X/
     TOTAL RETURN VARIABLE ACCT. (TRVA)                                            /X/

MFS FUNDS LISTED IN THIS EXHIBIT A                     STATE STREET BANK AND TRUST COMPANY


By:                                                    By:
   -----------------------------------------------        -----------------------------------
    Name: James R. Bordewick, Jr.                          Name:
    Title: Assistant Secretary and Assistant Clerk         Title:

                                                       JPMORGAN CHASE INVESTOR SERVICES CO.

                                                       By:
                                                          -----------------------------------
                                                           Name:
                                                           Title:
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